Exhibit 99.5

                           Florida Department of State
                            Division of Corporations
                              Public Access System

                          Electronic Filing Cover Sheet
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                               (((H040001017163)))

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To:
Division of Corporations
Fax Number: 1(850)205-0383

From:
Account Name:   Adorno & Yoss, P.A.
Account Number: 76247002423
Phone:          (954)762-1200
Fax Number:     (954)766-7800

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                            LIMITED LIABILITY COMPANY
                               YOUNG AVIATION, LLC

                       Certificate of Status                0
                       Certified Copy                       1
                       Page Count                          03
                       Estimated Charge               $155.00

                            ARTICLES OF ORGANIZATION
                                       OF
                               YOUNG AVIATION, LLC

     These Articles of Organization are made for the purpose of organizing a Florida Limited Liability Company under the Florida Limited Liability Act, Chapter 60S, Florida Statutes.

                                    ARTICLE I
                                      NAME

     The name of this limited liability company is Young Aviation, LLC (the "Company")

                                   ARTICLE II
                                     ADDRESS

     The Company's mailing address and street address of the principal office of the Company is 7918 S.W. 5th Street, North Lauderdale, FL 33068.

                                   ARTICLE III
                           REGISTERED AGENT AND OFFICE

     The name of the initial registered agent of the Company is Joel Young, Jr., and his address is 7918 S.W. 5th Street, North Lauderdale, FL 33068.

                                   ARTICLE IV
                                    DURATION

     The period of duration of the Company will be perpetual.

                                    ARTICLE V
                                   MANAGEMENT

     The company shall be a manager-managed company. The Manager has the sole right and full and exclusive authority to manage and operate the business of the Company. No Member, in its capacity as such may transact any business for the Company or take any part in the management of the Company and will have no power to bind or commit the Company.

        CERTIFICATE OF DESIGNATION OF REGISTERED AGENT/REGISTERED OFFICE

PURSUANT TO THE PROVISIONS OF SECTION 608.415, FLORIDA STATUTES, THE UNDERSIGNED LIMITED LIABILITY COMPANY SUBMITS THE FOLLOWING STATEMENT TO DESIGNATE A REGISTERED OFFICE AND REGISTERED AGENT IN THE STATE OF FLORIDA.

1. The name of the limited liability company is:

                               YOUNG AVIATION, LLC

2. The name of and the Florida address of the registered agent are:

                                 Joel Young, Jr.
                              7918 S.W. 5th Street
                           North Lauderdale, Fl 33068

     Having been named as registered agent to accept service of process for the above stated limited liability company at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statues relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.


                                                             /s/ Joel Young, Jr.
                                                      --------------------------
                                                                 Joel Young, Jr.

The undersigned executed these Articles of Organization on this 6th day of May 2004.

                                     Authorized   Representative  of  the
                                     Members: (In accordance with Section
                                     608.408(3),  Florida  Statutes,  the
                                     execution    of    this    affidavit
                                     constitutes an affirmation under the
                                     penalties  of perjury that the facts
                                     state herein are true.)

                                                             /s/ Joel Young, Jr.
                                                      --------------------------
                                                                 Joel Young, Jr.